                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                      FORM 8-K

                                  CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  June 4, 1998


                            CENTURA SOFTWARE CORPORATION
               (Exact name of registrant as specified in its charter)

                                      0-21010
                              (Commission File Number)

California                                   94-2874178
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation)


                975 Island Drive, Redwood Shores, California  94065
              (Address of principal executive offices, with zip code)

                                   (650) 596-3400
                (Registrant's telephone number, including area code)

     Formerly Gupta Corporation, 1060 Marsh Road, Menlo Park, California  94025
           (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

               On June 4, 1998, Centura Software Corporation (the "Company") issued a press release announcing that it had signed a multi-year $2.5 million software contract with a major payroll services firm. On July 13, 1998, the Company issued a press release announcing the availability of Centura Team Developer (CTD) version 1.5. On July 21, 1998, the Company issued a press release announcing the availability of its SQL Smart Card. On July 23, 1998, the Company issued a press release announcing its Second Quarter financial results. On August 6, 1998, the Company issued a press release announcing the appearance of its Chief Executive Officer, Scott Broomfield, on WORLD BUSINESS REVIEW, a weekly television show hosted by Caspar Weinberger, to discuss the topic of Advanced Internet Solutions. On August 10, 1998, the Company announced the release of SQLBase Exchange, a new automated data moving tool. On August 21, 1998, the Company issued a press release announcing "develop and deploy" packaging for its SQLBase product line. On September 9, 1998, the Company issued a press release announcing its membership in the Smart Card Forum. On September 14, 1998, the Company issued a press release announcing a partnership with Novell, Inc. involving SQLBase 7.0 database for Novell's NetWare 5. On October 5, 1998, the Company issued a press release announcing its release of SQLBase Quasar 7.0, designed to accommodate large volume deployment in non-PC devices. On October 9, 1998, the Company issued a press release announcing its 1998 Customer Conference to be held in Orlando, Florida from November 1-4, 1998. On October 12, 1998, the Company issued a press release announcing a new partnership agreement with emWare, Inc. in which the Company and emWare will co-market and sell a bundled software package that enables devices with 8- and 16-bit microcontrollers to access corporate networks, directory services and business logic. On October 29, 1998, the Company issued a press release announcing the appointment of Joseph Falcone as its new Chief Technology Officer. On November 2, 1998, the Company issued a press release announcing the launch of its new Web site.

               A copy of the foregoing press releases are attached as Exhibits 99.11-99.24 hereto and incorporated by reference herein.


ITEM 7.   EXHIBITS.

Exhibit Number      Description

99.11               Press Release dated June 4, 1998

99.12               Press Release dated July 13, 1998

99.13               Press Release dated July 21, 1998

99.14               Press Release dated July 23, 1998


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

99.15               Press Release dated August 6, 1998

99.16               Press Release dated August 10, 1998

99.17               Press Release dated August 21, 1998

99.18               Press Release dated September 9, 1998

99.19               Press Release dated September 14, 1998

99.20               Press Release dated October 5, 1998

99.21               Press Release dated October 9, 1998

99.22               Press Release dated October 12, 1998

99.23               Press Release dated October 29, 1998

99.24               Press Release dated November 2, 1998

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

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CENTURA SOFTWARE CORPORATION



 Date:  December 16, 1998        By:  /s/ John Bowman
                                    -----------------------------------
                                    John Bowman
                                    Vice President of Finance and Administration
                                    and Chief Financial Officer


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                                 INDEX TO EXHIBITS


Exhibit                                                          Page
Number                                                           No.
-------                                                          ----

99.11          Press Release dated June 4, 1998                  6

99.12          Press Release dated July 13, 1998                 8

99.13          Press Release dated July 21, 1998                 10

99.14          Press Release dated July 23, 1998                 12

99.15          Press Release dated August 6, 1998                14

99.16          Press Release dated August 10, 1998               16

99.17          Press Release dated August 21, 1998               18

99.18          Press Release dated September 9, 1998             20

99.19          Press Release dated September 14, 1998            22

99.20          Press Release dated October 5, 1998               24

99.21          Press Release dated October 9, 1998               26

99.22          Press Release dated October 12, 1998              29

99.23          Press Release dated October 29, 1998              32

99.24          Press Release dated November 2, 1998              34


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